UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2012

Flagstar Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5151 Corporate Drive, Troy, Michigan		48098
(Address of principal executive offices)		(Zip Code)

(248) 312-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 24, 2012, the Company issued a press release regarding its results of operations and financial condition for the three months and year ended December 31, 2011. The text of the press release is included as Exhibit 99.1 to this report. The Company will include final financial statements and additional analyses for the three months and year ended December 31, 2011 as part of its Annual Report on Form 10-K.

The information in this Item 2.02, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 5.02  Departureof Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 24, 2012, the Company and Mr. Joseph P. Campanelli, President and Chief Executive Officer of the Company, entered into a letter agreement (the “Amendment”) amending the purchase agreement that they entered into on September 29, 2009 (the “Purchase Agreement”). Additionally, effective January 24, 2012, Mr. Campanelli elected pursuant to Exhibit B of the Amendment (the “Election Form”) to reduce to zero, in the manner described below, the number of additional shares of the Company’s common stock required to be purchased under the Purchase Agreement. The following descriptions are qualified in their entirety by reference to the Amendment, Purchase Agreement and Election Form, filed as Exhibits 10.1, 10.2 and 10.3 hereto, respectively, and incorporated herein by reference.

Pursuant to the terms of the Purchase Agreement, Mr. Campanelli originally committed to purchase 1,987,500 shares of the Company's common stock in eight separate tranches (the “Tranches”) at a price per share of $10.50 (as adjusted for stock splits after its execution). In accordance with Schedule I of the Purchase Agreement, the Tranche purchases were to occur on September 29, 2009, December 31, 2009 and each June 30 and December 31 in 2010, 2011 and 2012. The Amendment eliminates the requirement that Tranches 6 through 8 be purchased at $10.50 per share and, instead, provides that the underlying shares be purchased at their fair market value on the date of purchase, based on the closing price per share as reported on the New York Stock Exchange.

Further, the Amendment removes the specific Tranche closing dates for Tranches 4 through 8 on Schedule I, and permits Mr. Campanelli to complete each Tranche purchase at any time on or prior to December 31, 2012. Finally, because Mr. Campanelli has previously expended $700,000 of his personal assets for the purpose of purchasing shares in support of the Company's public offerings, the Amendment permits Mr. Campanelli to elect to reduce the number of shares he is required to purchase under the Purchase Agreement by a number having an aggregate price per share of up to $700,000. The Amendment provides for this reduction from the purchase requirement to be determined (i) for shares purchasable pursuant to Tranches 4 and 5, based on a price per share of $10.50, and (ii) for shares purchasable pursuant to Tranches 6 through 8, based on their fair market value on the date of Mr. Campanelli's election pursuant to the Amendment.

Pursuant to the Amendment and the Election Form, on January 24, 2012, Mr. Campanelli elected to reduce the number of shares he is required to purchase by a number having a purchase price of $700,000 which, based on the terms of the Amendment described above, reduced the number of additional shares he is required to purchase pursuant to the Purchase Agreement to zero. As a result of Mr. Campanelli's election, his obligation to make any further share purchases has been fully discharged, and the Purchase Agreement has been terminated.

Item 7.01	Regulation FD Disclosure

On January 25, 2012, the Company held a quarterly conference call to review fourth quarter 2011 earnings and furnished a slide presentation to accompany the call. A copy of the slide presentation used by the Company on the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01	Other Events

In the Company’s press release announcing its results of operations and financial condition for the three months and year ended December 31, 2011, the Company also announced that it intends to provide notice to the U.S. Department of the Treasury exercising its contractual rights to defer its regularly scheduled quarterly payments of dividends, beginning with February 2012 payments, on preferred stock issued and outstanding in connection with the Company’s participation in the TARP Capital Purchase Program. Under the terms of the preferred stock, the Company may defer payments of dividends for up to six quarters in total without default or penalty. The dividend is cumulative and failure to pay dividends for six dividend periods would trigger board appointment rights, and, during the deferral period, the Company may not pay any dividends on its capital stock.

Concurrently, the Company intends to exercise its contractual rights to defer interest payments with respect to its trust preferred securities. Under the terms of the related indentures, the Company may defer interest payments for up to 20 consecutive quarters without default or penalty. During the deferral period, the Company may not pay any dividends on its common or preferred stock or interest on its outstanding debt obligations that rank equally with, or junior to, the junior subordinated debentures related to the trust preferred securities.

At December 31, 2011, Flagstar Bank, FSB remained well capitalized. However, the Company believes it is prudent capital stewardship to refrain from making further payments until the Company’s financial condition improves. These payments will be periodically evaluated and reinstated when appropriate, subject to provisions of the supervisory agreement currently in place with the Company.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Letter Agreement by and between Flagstar Bancorp, Inc. and Mr. Joseph P. Campanelli, dated January 24, 2012, amending the Purchase Agreement, dated September 29, 2009 entered into by and between Flagstar Bancorp, Inc. and Mr. Joseph P Campanelli

10.2	Purchase Agreement by and between Flagstar Bancorp, Inc. and Mr. Joseph P. Campanelli, dated September 29, 2009 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated October 2, 2009, and incorporated herein by reference)

10.3	Election Form executed by Mr. Joseph P. Campanelli and accepted by Flagstar Bancorp, Inc. on January 24, 2012 in accordance with the, Letter Agreement entered into by and between Flagstar Bancorp, Inc. and Mr. Joseph P. Campanelli on January 24, 2012

99.1	Press release of Flagstar Bancorp, Inc. dated January 24, 2012

99.2	Flagstar Bancorp, Inc. Conference Call Presentation Slides — Fourth Quarter 2011 Financial Results

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that are difficult to predict and could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement. Forward-looking statements contained in this Current Report on Form 8-K and any information related to expectations about future events or results are based upon information available to the Company as of the date hereof. Forward-looking statements can be identified by such words as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “expects”, “estimates,” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements made regarding the Company's current expectations, plans or forecasts of its core business drivers, credit related costs, asset quality, capital adequacy and liquidity, the implementation of the Company's business plan and growth strategies, the suspension of dividend payments on preferred stock, the deferral of interest payment on trust preferred securities, the result of improvements to the Company's servicing processes, and other similar matters. For a further discussion of the factors that may cause actual results to differ materially from current expectations, please review the Company’s filings with the Securities and Exchange Commission (“SEC”), including but not limited to, the Company’s Forms 10-K and Form 10-Qs. Except to the extent required under the federal securities laws and the rules and regulations promulgated by the SEC, the Company undertakes no obligation to update any such statement to reflect events or circumstances after the date on which it is made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated: January 26, 2012	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement by and between Flagstar Bancorp, Inc. and Mr. Joseph P. Campanelli, dated January 24, 2012, amending the Purchase Agreement, dated September 29, 2009 entered into by and between Flagstar Bancorp, Inc. and Mr. Joseph P Campanelli

10.2	Purchase Agreement by and between Flagstar Bancorp, Inc. and Mr. Joseph P. Campanelli, dated September 29, 2009 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated October 2, 2009, and incorporated herein by reference)

10.3	Election Form executed by Mr. Joseph P. Campanelli and accepted by Flagstar Bancorp, Inc. on January 24, 2012 in accordance with the, Letter Agreement entered into by and between Flagstar Bancorp, Inc. and Mr. Joseph P. Campanelli on January 24, 2012

99.1	Press release of Flagstar Bancorp, Inc. dated January 24, 2012

99.2	Flagstar Bancorp, Inc. Conference Call Presentation Slides — Fourth Quarter 2011 Financial Results